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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 8, 2001
(Date of Report—Date of Earliest Event Reported)

Schuler Homes, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-32461 (Commission File Number)	99-0351900 (IRS Employer Identification No.)

400 Continental Boulevard, Suite 100, El Segundo, California 90245
(Address of Principal Executive Offices)

(310) 648-7200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

On November 8, 2001, D.R. Horton, Inc. and Schuler Homes, Inc. executed an amendment to the Agreement and Plan of Merger dated as of October 22, 2001, as previously filed on Form 8-K with the Commission on October 24, 2001, pursuant to which Schuler Homes would be merged into D.R. Horton. A copy of the amendment is attached hereto as Exhibit 2.2.

Item 7.	Financial Statements and Exhibits.
(c)	Exhibits.
2.2 Amendment to Agreement and Plan of Merger, dated as of November 8, 2001, between D.R. Horton, Inc. and Schuler Homes, Inc.

D.R. Horton, Inc./Schuler Homes, Inc.
Amendment No. 1 to
Agreement and Plan of Merger

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2001

SCHULER HOMES, INC.
By:	/s/ THOMAS CONNELLY Thomas Connelly Senior Vice President and Chief Financial Officer

D.R. Horton, Inc./Schuler Homes, Inc.
Amendment No. 1 to
Agreement and Plan of Merger

EXHIBIT INDEX

Exhibit Number	Exhibit
2.2	Amendment to Agreement and Plan of Merger, dated as of November 8, 2001, between D.R. Horton, Inc. and Schuler Homes, Inc.

D.R. Horton, Inc./Schuler Homes, Inc.
Amendment No. 1 to
Agreement and Plan of Merger

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SIGNATURE
EXHIBIT INDEX